EXHIBIT (10)

                          STROOCK & STROOCK & LAVAN LLP
                                 180 MAIDEN LANE
                             NEW YORK, NY 10038-4982

                               PHONE 212-806-5400
                                FAX 212-806-6006


April 24, 1998


Dreyfus Investment Portfolios
200 Park Avenue
New York, New York  10166

Ladies and Gentlemen:

We have acted as counsel to Dreyfus Investment Portfolios (the "Fund") in connection with the preparation of a Registration Statement on Form N-1A, Registration No. 333-47011 (the "Registration Statement"), covering shares of beneficial interest (the "Shares") of the Fund.

We have examined copies of the Agreement and Declaration of Trust and By-Laws of the Fund, the Registration Statement and such other documents, records, papers, statutes and authorities as we deemed necessary to form a basis for the opinion hereinafter expressed. In our examination of such material, we have assumed the genuineness of all signatures and the conformity to original documents of all copies submitted to us. As to various questions of fact material to such opinion, we have relied upon statements and certificates of officers and representatives of the Fund and others.

Based upon the foregoing, we are of the opinion that the Fund is authorized to issue an unlimited number of Shares, and that, when the Shares are issued and sold and the authorized consideration therefor is received by the Fund, they will be validly issued, fully paid and nonassessable by the Fund.

We hereby consent to the filing of this opinion as an exhibit to the Registration Statement and to the reference to us in the Prospectus included in the Registration Statement, and to the filing of this opinion as an exhibit to any application made by or on behalf of the Fund or any distributor or dealer in connection with the registration and qualification of the Fund or its Shares under the securities laws of any state or jurisdiction. In giving such permission, we do not admit hereby that we come within the category of persons whose consent is required under Section 7 of the Securities Act of 1933 or the rules and regulations of the Securities and Exchange Commission thereunder.

Very truly yours,

STROOCK & STROOCK & LAVAN LLP